Exhibit 10.71

LIMITED WAIVER AND AMENDMENT NO. 14 TO
AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

This Limited Waiver and Amendment No. 14 to Amended and Restated Note Purchase Agreement (this “Amendment”), is dated as of March 27, 2018, is made by and among (i) AEMETIS ADVANCED FUELS KEYES, INC., a Delaware corporation (“AEAFK”), AEMETIS FACILITY KEYES, INC., a Delaware corporation (“Keyes Facility”, together with AEAFK, the “Borrowers”), AEMETIS, INC., a Nevada corporation (“Parent”), and (ii) THIRD EYE CAPITAL CORPORATION, an Ontario corporation, as agent for the Noteholders (“Administrative Agent”), THIRD EYE CAPITAL CREDIT OPPORTUNITIES FUND – INSIGHT FUND and SPROTT PRIVATE CREDIT TRUST (collectively, the “Noteholders”).

RECITALS

A.           The Borrowers, Administrative Agent and Noteholders entered into the Amended and Restated Note Purchase Agreement dated as of July 6, 2012, as amended from time to time including most recently by an Amendment No. 13 dated as of March 1, 2017 (as the same may be amended, restated, supplemented, revised or replaced from time to time, the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

B.           The Borrowers have provided written notice to the Administrative Agent of their election to extend each of: (i) the Acquisition Notes Stated Maturity Date; (ii) the Existing Notes Stated Maturity Date; (iii) the Revenue Participation Notes Stated Maturity Date; and (iv) the Revolving Notes Stated Maturity Date not earlier than 60 days, and not later than 30 days, prior to April 1, 2018 as required by the Agreement, and the Borrowers have requested that the Administrative Agent waive the requirement in the Agreement for the Borrowers to either pay an extension fee in cash in an amount equal to 5% of the Note Indebtedness in respect of each extension election noted herein above or add such extension fee amount to the outstanding principal balance of the applicable Notes on the effective date of such extension at the election of the Borrowers and instead extend the respective maturity dates for an additional year beyond that otherwise provided for in consideration for the payment of an additional fee, all as indicated below.

C.           The Borrowers have requested, and the Administrative Agent and Noteholders have agreed, to amend certain of the provisions and requirements of the Agreement related to: (i) the term of the extension and payment and accrual of the extension fee noted in Recital (B) above, and (ii) certain financial covenants included in the Agreement, in each case on the terms and conditions contained herein.

AGREEMENT

SECTION 1.         Reaffirmation of Indebtedness. The Borrowers hereby confirm that as of March 16, 2018 and before giving effect to this Amendment, the outstanding principal balance of the Notes is $76,931,173.61.

SECTION 3.          Amendments. The following sections of the Agreement shall be and hereby are amended as follows:

(A)           Recitals Part of Agreement. The foregoing recitals are hereby incorporated into and made a part of the Agreement, including all defined terms referenced therein.

(B)           Section 1.1 (Definitions).

Section 1.1 of the Agreement is hereby amended by substituting and adding the following definitions in lieu of or in addition to the versions of such terms and related definitions contained in the Agreement, as applicable, in the appropriate alphabetical order:

“Acquisition Notes Stated Maturity Date” means April 1, 2020; provided that the Acquisition Notes Stated Maturity Date shall be extended to April 1, 2021 upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to April 1, 2020, so long as at the time of the extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document and (b) the Borrowers pay to the Administrative Agent an extension fee in cash in an amount equal to 5% of the Note Indebtedness in respect to the Acquisition Notes which fee shall be deemed fully earned and nonrefundable, provided that such fee may be added to the outstanding principal balance of the Acquisition Notes on the effective date of such extension at the election of the Borrowers.

“Amendment 14” means that Limited Waiver and Amendment No. 14 to this Agreement, dated as of March 27, 2018.

“Existing Notes Stated Maturity Date” means April 1, 2020; provided that the Existing Notes Stated Maturity Date shall be extended to April 1, 2021 upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to April 1, 2020, so long as at the time of the extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document and (b) the Borrowers pay to the Administrative Agent an extension fee in cash in an amount equal to 5% of the Note Indebtedness in respect to the Existing Notes which fee shall be deemed fully earned and nonrefundable, provided that such fee may be added to the outstanding principal balance of the Existing Notes on the effective date of such extension at the election of the Borrowers.

“Fee Letter” means the amended and restated letter agreement dated the date hereof among the Borrowers, the Parent and the Administrative Agent, as such may be amended or restated from time to time.

 “Revenue Participation Notes Stated Maturity Date” means April 1, 2020; provided that the Revenue Participation Notes Stated Maturity Date shall be extended to April 1, 2021 upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to April 1, 2020, so long as at the time of the extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document and (b) the Borrowers pay to the Administrative Agent an extension fee in cash in an amount equal to 5% of the Note Indebtedness in respect to the Revenue Participation Notes which fee shall be deemed fully earned and nonrefundable, provided that such fee may be added to the outstanding principal balance of the Revenue Participation Notes on the effective date of such extension at the election of the Borrowers.

 “Revolving Notes Stated Maturity Date” means April 1, 2020; provided that the Revolving Notes Stated Maturity Date shall be extended to April 1, 2021 upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to April 1, 2020, so long as at the time of the extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document and (b) the Borrowers pay to the Administrative Agent an extension fee in cash in an amount equal to 5% of the Note Indebtedness in respect to the Revolving Notes which fee shall be deemed fully earned and nonrefundable, provided that such fee may be added to the outstanding principal balance of the Revolving Notes on the effective date of such extension at the election of the Borrowers.

(C)           Section 1.1 (Definitions) Continued.

The defined term “Acquisition Notes Redemption Fee”, and each reference or use of such defined term in the Agreement are each hereby deleted and replaced with the following:

“Redemption Fee” has the meaning set forth in the Fee Letter.

(D)           Section 6.2 (Financial Covenants).

Section 6.2(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(b)
Ratios of Note Indebtedness to Keyes Plant Values. The Parent will not permit the ratio of Note Indebtedness (excluding, for purposes of this covenant only, the Redemption Fee) to the Keyes Plant Market Value to exceed seventy percent (70%), tested quarterly as of the last day of each Fiscal Quarter; provided that from the date of the Amendment 14 until January 1, 2019 the Parent may elect, with respect to any Fiscal Quarter ending during such period, to have the requirement to comply with this Section 6.2(b) waived by providing prior written notice to the Agent no later than the last day of such applicable Fiscal Quarter during the period indicated above, and providing payment, in each case, of $250,000 to the Agent, which amount may, at the election of the Parent, be added to the outstanding principal balance of the Revolving Notes on the applicable last day of such Fiscal Quarter for which such election is being triggered; and”

SECTION 4.         Fee Letter Amendment. Subsection 4(a) of the Fee Letter is hereby deleted in its entirety and replaced with the following:

“(a)
The defined term “Redemption Fee” in the Purchase Agreement shall mean the amount of $5,994,000 payable on redemption in full of the Notes on the Maturity Date or otherwise in accordance with this Agreement.”

SECTION 5.         Conditions to Effectiveness. This Amendment shall be effective on the date first written above but subject to satisfaction of the following conditions precedent:

(A)            Administrative Agent shall have been paid an amendment fee in the amount of $500,000 which fee shall be added to the outstanding principal balance of the Revolving Notes on the effective date of this Amendment and deemed fully earned and nonrefundable.

(B)            Administrative Agent shall have received a signed Agent Advance Promissory Note dated the date hereof in the amount of $6,000,000 from the Borrowers.

(C)            Administrative Agent shall have received this Amendment duly executed by the parties hereto.

(D)            Administrative Agent shall have received a Reaffirmation of Unconditional Personal Guaranty, duly executed by the Chairman.

(E)            Administrative Agent shall have received a Reaffirmation of Guaranty, duly executed by the Company Parties (other than the Borrowers).

(F)            Administrative Agent shall have received a Reaffirmation of Guaranty, duly executed by McAfee Capital, LLC.

(G)            Borrowers shall, and will cause the other Company Parties to, have performed and complied with all of the covenants and conditions required by this Amendment and the Note Purchase Documents to be performed and complied with upon the effective date of this Amendment.

(H)           Administrative Agent shall have received all other approvals, opinions, documents, agreements, instruments, certificates, schedules and materials as Administrative Agent may reasonably request.

Each Borrower acknowledges and agrees that the failure to perform, or to cause the performance of, the covenants and agreements in this Amendment will constitute an Event of Default under the Agreement and Administrative Agent and Noteholders shall have the right to demand the immediate repayment in full in cash of all outstanding Indebtedness owing to Administrative Agent and Noteholders under the Agreement, the Notes and the other Note Purchase Documents. In consideration of the foregoing and the transactions contemplated by this Amendment, each Borrower hereby: (i) ratifies and confirms all of the obligations and liabilities of such Borrower owing pursuant to the Agreement and the other Note Purchase Documents, and (ii) agrees to pay all costs, fees and expenses of Administrative Agent and Noteholders in connection with this Amendment.

SECTION 6.           Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, the Agreement and other Note Purchase Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of, or consent to or departure from, any provisions of the Agreement or any other Note Purchase Document or any right, power or remedy of Administrative Agent or Noteholders thereunder, nor constitute a waiver of any provision of the Agreement or any other Note Purchase Document, or any other document, instrument or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the execution date of this Amendment or as a result of performance hereunder or thereunder. This Amendment shall not preclude the future exercise of any right, remedy, power, or privilege available to Administrative Agent or Noteholders whether under the Agreement, the other Note Purchase Documents, at law or otherwise. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Agreement or any other Note Purchase Documents, but rather shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement and Note Purchase Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Note Purchase Documents to “the Agreement” shall mean and be a reference to the Agreement as amended and modified by this Amendment.

SECTION 7.           Representations by Parent and Borrowers. Each of the Parent and the Borrowers hereby represents and warrants to Administrative Agent and Noteholders as of the execution date of this Amendment as follows: (A) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; (B) the execution, delivery and performance by it of this Amendment and all other Note Purchase Documents executed and delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of incorporation, bylaws or other organizational documents, or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Entity or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Note Purchase Documents executed and delivered in connection herewith by or against it; (D) this Amendment and all other Note Purchase Documents executed and delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment and all other Note Purchase Documents executed and delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) it is not in default under the Agreement or any other Note Purchase Documents and no Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (G) the representations and warranties contained in the Agreement and the other Note Purchase Documents are true and correct in all material respects as of the execution date of this Amendment as if then made, except for such representations and warranties limited by their terms to a specific date.

SECTION 8.            Miscellaneous.

(A)           This Amendment may be executed in any number of counterparts (including by facsimile or email), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa. The use of the word “including” in this Amendment shall be by way of example rather than by limitation. The use of the words “and” or “or” shall not be inclusive or exclusive.

(B)           This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified without the written consent of the Borrowers and Administrative Agent. This Amendment shall be considered part of the Agreement and shall be a Note Purchase Document for all purposes under the Agreement and other Note Purchase Documents.

(C)           This Amendment, the Agreement and the Note Purchase Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

(D)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

(E)           Neither the Parent nor any Borrower may assign, delegate or transfer this Amendment or any of their rights or obligations hereunder. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of the Borrowers or any Company Party. Nothing contained in this Amendment shall be construed as a delegation to Administrative Agent or Noteholders of the Borrowers or any Company Party’s duty of performance, including any duties under any account or contract in which Administrative Agent or Noteholders have a security interest or lien. This Amendment shall be binding upon the Borrowers, the Parent and their respective successors and assigns.

(F)           All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Administrative Agent or Noteholders shall affect such representations or warranties or the right of Administrative Agent or Noteholders to rely upon them.

(G)          THE BORROWERS AND THE PARENT ACKNOWLEDGE THAT SUCH PERSON’S PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ADMINISTRATIVE AGENT OR ANY NOTEHOLDER. THE BORROWERS AND THE PARENT HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE ADMINISTRATIVE AGENT AND EACH NOTEHOLDER AND THEIR RESPECTIVE PREDECESSORS, ADMINISTRATIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH PERSON MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER NOTE PURCHASE DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

{Signatures appear on following pages.}

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first noted above.

BORROWERS:

AEMETIS ADVANCED FUELS KEYES, INC.

By: /s/ Eric A. McAfee

Name: Eric A. McAfee
Title: Chief Executive Officer

AEMETIS FACILITY KEYES, INC.

By: /s/ Eric A. McAfee

Name: Eric A. McAfee
Title: Chief Executive Officer

PARENT:

AEMETIS, INC.

By: /s/ Eric A. McAfee

Name: Eric A. McAfee
Title: Chief Executive Officer

AEMETIS ADVANCED FUELS KEYES, INC.

Signature Page to Limited Waiver and Amendment No. 14

ADMINISTRATIVE AGENT:

THIRD EYE CAPITAL CORPORATION
By: /s/ Arif N. Bhalwani
Name: Arif N. Bhalwani Title: Managing Director
NOTEHOLDERS:
SPROTT-TEC PRIVATE CREDIT FUND by its manager SPR & CO LP, by its general partner 2573322 ONTARIO INC.
By: /s/ Kirstin McTaggart
Name: Kirstin McTaggart Title: Chief Compliance Officer
THIRD EYE CAPITAL CREDIT OPPORTUNITIES S.ar.l, it its capacity as Managing General Partner of THIRD EYE CAPITAL CREDIT OPPORTUNITIES FUND – INSIGHT FUND
By: /s/ Paul de Quant
Name: Paul de Quant Title: Director

By: /s/ Richard Goddard
Name: Richard Goddard Title: Director

Signature Page to Limited Waiver and Amendment No. 14